UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 3, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a material definitive agreement

On January 3, 2005, Chesapeake Corporation ("Chesapeake") amended its existing employment agreements with the following officers: Thomas H. Johnson, Chairman of the Board of Directors & Chief Executive Officer; Andrew J. Kohut, President; J.P. Causey Jr., Executive Vice President, Secretary & General Counsel; Neil Rylance, Executive Vice President - European Packaging; and Joel K. Mostrom, Senior Vice President & Chief Financial Officer.

The employment agreements for Messrs. Johnson, Kohut, Causey, Rylance and Mostrom were amended, as appropriate, to reflect: (1) changes in job descriptions, responsibilities and duties resulting from certain executive organizational changes, which were previously announced on December 17, 2004, (2) payment to the executives as compensation for services to be cash amounts based on an annual salary as last approved by the Committee of Independent Directors, in the case of Mr. Johnson, and the Executive Compensation Committee, in the case of Messrs. Kohut, Causey, Rylance and Mostrom, and (3) changes in the executives' target incentive amounts under Chesapeake's Annual Incentive Program.

The employment agreements and related amendments, included herein as Exhibits 10.1 through 10.13, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(c)	Exhibits
	Exhibit No.	Description
10.1

Employment and Severance Benefit Agreement, dated as of July 17, 1997, with Thomas H. Johnson, filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and incorporated herein by reference.

10.2

First Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of September 13, 1999, filed as Exhibit 10.13 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, and incorporated herein by reference.

10.3

Second Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of August 28, 2001, filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and incorporated herein by reference.

10.4

Third Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of April 22, 2003, filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

	10.5	Fourth Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of January 3, 2005, filed herewith.
10.6

Amended and Restated Executive Employment Agreement with J.P. Causey Jr., dated as of April 22, 2003, filed as Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

	10.7	First Amendment to Executive Employment Agreement with J.P. Causey Jr., dated as of January 3, 2005, filed herewith.
10.8

Amended and Restated Executive Employment Agreement with Andrew J. Kohut, dated as of April 22, 2003, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

	10.9	First Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of January 3, 2005, filed herewith.
	10.10	Written Statement of Terms and Conditions of Employment, dated as of October 24, 2003, with Neil Rylance, filed herewith.
	10.11	First Amendment to Written Statement of Terms and Conditions of Employment with Neil Rylance, dated as of January 3, 2005, filed herewith.
	10.12	Executive Employment Agreement, dated as of April 22, 2003, with Joel K. Mostrom, filed herewith.
	10.13	First Amendment to Executive Employment Agreement with Joel K. Mostrom, dated as of January 3, 2005, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: January 6, 2005	BY:	/s/ J.P. Causey Jr.
J.P. Causey Jr.
Executive Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Employment and Severance Benefit Agreement, dated as of July 17, 1997, with Thomas H. Johnson, filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and incorporated herein by reference.

10.2

First Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of September 13, 1999, filed as Exhibit 10.13 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, and incorporated herein by reference.

10.3

Second Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of August 28, 2001, filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and incorporated herein by reference.

10.4

Third Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of April 22, 2003, filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

10.5	Fourth Amendment to Employment and Severance Benefit Agreement with Thomas H. Johnson, dated as of January 3, 2005, filed herewith.
10.6

Amended and Restated Executive Employment Agreement with J.P. Causey Jr., dated as of April 22, 2003, filed as Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

10.7	First Amendment to Executive Employment Agreement with J.P. Causey Jr., dated as of January 3, 2005, filed herewith.
10.8

Amended and Restated Executive Employment Agreement with Andrew J. Kohut, dated as of April 22, 2003, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

10.9	First Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of January 3, 2005, filed herewith.
10.10	Written Statement of Terms and Conditions of Employment, dated as of October 24, 2003, with Neil Rylance, filed herewith.
10.11	First Amendment to Written Statement of Terms and Conditions of Employment with Neil Rylance, dated as of January 3, 2005, filed herewith.
10.12	Executive Employment Agreement, dated as of April 22, 2003, with Joel K. Mostrom, filed herewith.
10.13	First Amendment to Executive Employment Agreement with Joel K. Mostrom, dated as of January 3, 2005, filed herewith.